UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

----------------------------

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2014

ENVIRO VORAXIAL TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Idaho	000-30454	83-0266517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

821 N.W. 57th Place, Fort Lauderdale, Florida 33309
(Address of Principal Executive Office) (Zip Code)

(954) 958-9968
(Registrant’s telephone number, including area code)

_____________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

Effective August 29, 2014, Enviro Voraxial Technology, Inc. (the “Company”) extended the expiration dates of all of its issued and outstanding common stock purchase options to November 15, 2023 and reduced the exercise price of such options to $0.05 per share.  The options to purchase up to an aggregate of 13,465,000 shares of common stock were initially issued to seven employees and consultants.  A form of the notice confirming the amendments  to the options is included as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 29, 2014, the current members of the Company’s board of directors appointed Raynard Veldman to serve on the board of directors.  In accordance with the Company’s bylaws, Mr. Veldman was appointed to the board of directors to fill the vacancy created by Alberto Di Bella’s retirement in 2011.

Mr. Veldman, age 54, served as vice president for Magnablend, Inc., a custom chemical blending and manufacturing company from February 2012 to July 2014.  From April 2001 through February 2012 he served as business and product manager for Weatherford, Inc. in their Engineered Chemistry Division.    He has over 30 years of experience in the domestic and international oil and gas industry.  Mr. Veldman has a M.S. in Chemical Engineering from the University of Houston and a B.S. in Chemical Engineering from the University of Texas.  He has also served as a consultant to the Company.

The information provided under Item 3.03 is incorporated herein by reference.  Mr. Veldman beneficially owns option to purchase an aggregate of 1,000,000 shares of common stock.  In addition, John  DiBella, the Company’s sole officer, beneficially owns options to purchase an aggregate of 7,700,000 shares of common stock.

Except as otherwise disclosed herein, there are no related party transactions between the Company and the newly appointed director requiring disclosure under Item 404(a) of Regulation S-K.

Except as otherwise disclosed herein, no arrangements or understandings and no family relationships exist between Mr. Veldman and the Company or any director or executive officer of the Company. Except as otherwise disclosed herein, no arrangements or understandings and exist between Mr. Veldman and the Company or any director or executive officer of the Company. Mr. Veldman is determined to be an “independent director” as defined under NASDAQ Rule 4200(a)(15).

Item 7.01 Regulation FD Disclosure.

As disclosed in Item 5.02 above, on September 5, 2014 the Company issued a press release announcing its appointment of Raynard Veldman to the board of directors. A copy of this press release is included as Exhibit 99.1 to this report. Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of Notice Regarding the Amendment to Option.
99.1	Press Release dated September 5, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENVIRO VORAXIAL TECHNOLOGY, INC.

Date: September 5, 2014	/s/ John DiBella
John DiBella
Chief Executive Officer